EXHIBIT NO. 99(a)

                 Form 10-K for December 31, 1997

     Incorporated by reference to Steel of West Virginia, Inc.'s previously filed Form 10-K for December 31, 1997 on file in the Commission office.



                        EXHIBIT NO. 99(b)

                  Form 10-Q for March 31, 1998

     Incorporated by reference to Steel of West Virginia, Inc.'s previously filed Form 10-Q for March 31, 1998 on file in the Commission office.



                        EXHIBIT NO. 99(c)

                   Form 10-Q for June 30, 1998

     Incorporated by reference to Steel of West Virginia, Inc.'s previously filed Form 10-Q for June 30, 1998 on file in the Commission office.



                        EXHIBIT NO. 99(d)

                Form 10-Q for September 30, 1998

     Incorporated by reference to Steel of West Virginia, Inc.'s previously filed Form 10-Q for September 30, 1998 on file in the Commission office.


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                                    EXHIBIT NO.  99 (e)

                    PRO FORMA CONDENSED COMBINED BALANCE SHEETS (UNAUDITED)
                                        ($ THOUSANDS)

                                         Roanoke
                                         Electric       Steel of
                                          Steel       West Virginia            Adjustments
                                        10/31/98        09/30/98          Debit           Credit     Pro Forma
Assets
Current assets

   Cash and investments                $   27,895   $   (1,048)   (1) $   3,285                     $   30,132
   Accounts receivable                     42,415       15,812                    (3)  $   1,604        56,623
   Inventories                             31,903       31,031                                          62,934
   Other                                    3,195        2,002                                           5,197
        Total current assets              105,408       47,797            3,285            1,604       154,886

Property, plant and equipment, net         83,636       65,095    (1)     5,000                        153,731

Goodwill and other assets                     167       17,673    (1)    61,752   (2)     57,457        22,135

Total                                  $  189,211   $  130,565        $  70,037        $  59,061    $  330,752


Liabilities and Stockholders' Equity
Current liabilities
   Current portion of long-term debt   $    4,250   $    3,691                     (1) $   7,059    $   15,000
   Accounts payable                        15,274        9,671    (3) $   1,604                         23,341
   Other                                   10,966        7,077                                          18,043
        Total current liabilities          30,490       20,439            1,604            7,059        56,384

Long-term debt                             24,292       47,730                      (1)   62,978       135,000

Other long-term liabilities                14,981        4,939                                          19,920

Stockholders' equity
   Common stock                             2,858           71    (2)        71                          2,858
   Paid-in capital                             -        26,785    (2)    26,785                             -
   Retained earnings                      117,408       42,084    (2)    42,084                        117,408
   Treasury stock                            (818)     (11,483)                     (2)   11,483          (818)
                                          119,448       57,457           68,940           11,483       119,448

Total                                  $  189,211   $  130,565        $  70,544        $  81,520    $  330,752


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                                        EXHIBIT NO. 99 (f)

                         PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS (UNAUDITED)
                                        ($ THOUSANDS)



                                            Roanoke
                                            Electric           Steel of
                                             Steel          West Virginia
                                         Twelve Months      Twelve Months
                                             Ended              Ended                    Adjustments
                                            10/31/98           09/30/98              Debit         Credit      Pro Forma

Sales                                     $  295,204        $   130,247       (3)  $  7,652                   $  417,799
Cost of sales                                237,484            116,552       (5)       417   (3) $  7,652       346,878
                                                                              (6)        77
Gross earnings                                57,720             13,695               8,146          7,652        70,921

Other operating expenses
   Administrative                             19,772              4,733       (5)     1,078                       25,583
   Interest, net                                 831              2,461       (4)     5,326                        8,618
   Profit sharing                              5,674                                                               5,674
        Total                                 26,277              7,194               6,404                       39,875

Earnings before income taxes                  31,443              6,501              14,550          7,652        31,046
Income tax expense                            11,568              2,708                       (7)    2,102        12,174
Net earnings                              $   19,875        $     3,793            $ 14,550       $  9,754    $   18,872

Net earnings per share of common stock:
   Basic                                  $     1.79                                                          $     1.70
   Diluted                                $     1.77                                                          $     1.68




Explanation of Adjustments:
   (1) To increase funded debt for purchase price of stock and acquisition expenses.
   (2) To recognize the excess purchase price (fixed assets and goodwill), which is estimated and will be adjusted upon completion of purchase accounting.
   (3) To eliminate intercompany sales and balances.
   (4) To increase interest expense for the additional borrowings.
   (5) To amortize goodwill over 20 years and depreciate write-up of fixed assets over 12 years.
   (6) To eliminate intercompany profits in inventories.
   (7) To recognize the tax effects of adjustments (4) and (6) at statutory income tax rates.

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